Exhibit 99.4
                             STILWELL FINANCIAL INC.

         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                  (Dollars in Millions, Except Per Share Data)

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                                                                    For the three months ended March 31,
                                                                    ------------------------------------
                                                           Historical      Pro Forma                  Pro Forma
                                                              2001          Adjustments                   2001
                                                           ----------      ------------               ---------
Revenues:
     Investment management fees.........................     $   367.8        $       --               $     367.8
     Shareowner servicing fees..........................          64.1                                        64.1
     Other..............................................          16.6                                        16.6
                                                             ---------        ----------                ----------
          Total.........................................         448.5                --                     448.5
                                                             ---------        ----------                ----------

Operating Expenses:
     Compensation.......................................          95.3                                        95.3
     Marketing and promotion............................          24.4                                        24.4
     Third party concession fees........................          66.0                                        66.0
     Depreciation and amortization......................          24.9              11.4    (e)               36.3
     Professional services..............................          16.7                                        16.7
     Other..............................................          38.4                                        38.4
                                                             ---------        ----------                ----------
          Total.........................................         265.7              11.4                     277.1
                                                             ---------        ----------                ----------

Operating Income........................................         182.8             (11.4)                    171.4

Equity in earnings of unconsolidated affiliates.........          17.8                                        17.8
Interest expense - third parties........................          (5.0)              2.2    (f)               (2.8)
Other, net..............................................           6.8              (1.9)   (g)                4.9
                                                             ---------        ----------                ----------
     Income before taxes and minority interest..........         202.4             (11.1)                    191.3
Income tax provision....................................          72.2              (1.8)   (h)               70.4
Minority interest in consolidated earnings..............          18.8              (9.5)   (i)                9.3
                                                             ---------        ----------                ----------

Net Income                                                   $   111.4        $      0.2                $    111.6
                                                             =========        ==========                ==========

Per Share Data:
   Weighted average Common shares
      outstanding (in thousands)........................       219,042                                     219,042
   Basic Earnings per share.............................     $    0.51                                 $      0.51

   Weighted average Diluted Common
      shares outstanding (in thousands).................        224,666                                    224,666 (j)
   Diluted Earnings per share...........................     $     0.48                                $      0.48

                             See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

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